Exhibit 99.5

Execution Version

GUARANTY AGREEMENT

 THIS CONDITIONAL GUARANTY AGREEMENT (this “Guaranty Agreement”), entered into as of September ____, 2010, by U.S. GEOTHERMAL INC., an Idaho corporation (the “Guarantor”), to ENBRIDGE (U.S.) INC., a Delaware corporation (the “Lender”).

RECITALS

WHEREAS, Oregon USG Holdings, LLC, a Delaware limited liability company (the “Borrower”), the Guarantor and the Lender are parties to that certain Membership Interest Purchase and Sale Agreement, dated as of the date hereof (as the same may be amended, restated, modified, extended, renewed, replaced, supplemented and/or refinanced from time to time, the “Purchase Agreement”; capitalized terms used herein and not defined herein shall have the meaning assigned to such terms in the Purchase Agreement) and that certain Convertible Promissory Note dated as of the date hereof, made by Borrower in favor of Lender in the principal amount of Five Million U.S. Dollars ($5,000,000) (as the same may be amended, restated, modified, renewed, replaced, supplemented and/or refinanced from time to time, the “Note”);

WHEREAS, the Guarantor is the owner of one hundred percent (100%) of the issued and outstanding equity interests of the Borrower, the Guarantor acknowledges that it will receive direct and indirect benefits from the Note and the Purchase Agreement and, accordingly, the Guarantor is willing to guarantee collection of the Borrower’s payment obligations to the Lender under the Note on the terms and conditions contained herein;

WHEREAS, it is a condition precedent to the obligations of the Lender under the Purchase Agreement that the Guarantor enter into this Guaranty Agreement; and

WHEREAS, the Guarantor desires to execute this Guaranty Agreement to satisfy the conditions precedent described above.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Guarantor and Lender hereby agree as follows:

Section 1. Guaranty. Subject to the conditions set forth herein, the Guarantor hereby guarantees collection of all Borrower's obligations for principal and interest now or hereafter existing under the Note (the “Guaranteed Obligations").

Section 2. Conditional Guaranty of Collection and Not of Payment or Performance.

(a)     This is a conditional guaranty and not a guaranty of payment or performance. Lender may exercise its rights and remedies against Guarantor under this Guaranty if and only if one of the events described in Section 2(d) has occurred. All amounts ultimately collected by Lender from Borrower in full or partial satisfaction of the Note are referenced herein as the "Borrower Recovery". Lender shall not be required to take any other action as a condition to exercise its rights under this Guaranty Agreement.

(b)     If Lender desires to exercise its rights hereunder, Lender shall send written notice ("Guaranty Notice") to Guarantor setting forth the amount owed by Guarantor (the "Guaranty Liability Amount") pursuant to and calculated in accordance with Section 2(c). Guarantor shall pay Lender the Guaranty Liability Amount owing hereunder, in legal currency of the United States of America in immediately available funds, within 30 days of the receipt of the Guaranty Notice.

(c)     The Guaranty Liability Amount shall equal the amount of the Guaranteed Obligations minus the Borrower Recovery; provided that in no event shall the Guaranty Liability Amount be less than zero.

(d)     The Lender agrees that the Guarantor’s payment obligations under this Guaranty are conditioned upon the occurrence of one or more of the following:

(1) The Borrower or USG Oregon, LLC (“Subsidiary”) (i) admits in writing its inability to pay its debts as they come due; or (ii) makes an assignment for the benefit of creditors; or (iii) applies for, consents to, or acquiesces in the appointment of a trustee, receiver, or other custodian for it or any of its property or, in the absence of such application, consent, or acquiescence, a trustee, receiver, or other custodian is appointed; or (iv) voluntarily commences any proceeding under any bankruptcy, reorganization, arrangement, readjustment of debt, dissolution, or liquidation law of any jurisdiction; or (v) has commenced against it any proceeding under any bankruptcy, reorganization, arrangement, readjustment of debt, dissolution, or liquidation law of any jurisdiction which proceeding is not discharged within 60 days; or

(2) the Lender demands payment by Borrower after the Note become due and payable (whether by acceleration upon an event of default set forth therein or upon maturity) and Borrower has not paid all amounts due, and all or substantially all of the assets of the Subsidiary either (i) have been disposed of or (ii) are in the reasonable judgment of the Borrower's board of managers likely to be insufficient to satisfy the Guaranteed Obligations; provided, however, Guarantor’s payment obligations under this Section 2(d)(2) shall not be triggered until the date which is 120 days after the date the Note becomes due and payable.

Notwithstanding the foregoing, nothing contained in this Section 2 shall limit or relieve Guarantor from liability for failing to comply with the terms, covenants, conditions and provisions of this Guaranty, other than the payment by Guarantor of the Guaranty Liability Amount.

Section 3. Guaranty Absolute. The Guarantor guarantees that the Guaranteed Obligations will be paid strictly in accordance with the terms of the documents evidencing the same, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Lender with respect thereto. Subject to Section 2, the liability of the Guarantor under this Guaranty Agreement shall be absolute and irrevocable in accordance with its terms and shall, to the fullest extent permissible under applicable law, remain in full force and effect without regard to, and shall not be released, suspended, discharged, terminated, modified or otherwise affected by, any circumstance or occurrence whatsoever, including without limitation, any of the following (whether or not the Guarantor consents thereto or has notice thereof):

(a)(i)     any change in or waiver of the amounts due, the due date or other term of any of the Guaranteed Obligations, (ii) any change in the time, place or manner of payment of all or any portion of the Guaranteed Obligations, (iii) any amendment or waiver of, or consent to the departure from or other indulgence with respect to the Note or any other document or instrument evidencing or relating to any of the Guaranteed Obligations, or (iv) any waiver, renewal, extension, addition, or supplement to, or deletion from, or any other action or inaction under or in respect of the Note or any other instrument or agreement referred to therein or evidencing any Guaranteed Obligations or any assignment or transfer of any of the foregoing;

(b)     any lack of validity, legality or enforceability of the Note or any other document, instrument or agreement referred to therein or evidencing any Guaranteed Obligations or any assignment or transfer of any of the foregoing;

(c)     any furnishing to the Lender of any security for the Guaranteed Obligations, or any sale, exchange, release or surrender of, or realization on, any collateral securing any of the Guaranteed Obligations;

(d)     any settlement, release or compromise of any of the Guaranteed Obligations, any security therefor, or any liability of any other party with respect to the Guaranteed Obligations, or any subordination of the payment of the Guaranteed Obligations to the payment of any other obligation or liability of the Borrower;

(e)     any bankruptcy, insolvency, reorganization, composition, adjustment, merger, consolidation, dissolution, liquidation or other like proceeding relating to the Guarantor, the Borrower or any other person, or any action taken with respect to this Guaranty Agreement by any trustee or receiver, or by any court, in any such proceeding;

(f)     any act or failure to act by the Borrower or any other person which may adversely affect the Guarantor’s subrogation rights, if any, against the Borrower to recover payments made under this Guaranty Agreement;

(g)     the failure of the Lender to assert any claim or demand or to enforce any right or remedy against the Borrower or any other person under the provisions of any Ancillary Agreement or any other document, instrument or agreement referred to therein;

(h)     any other act or failure to act by the Lender which may adversely affect the Guarantor; or

(i)     any other circumstance which might otherwise constitute a legal or equitable defense available to, or a discharge of, the Guarantor’s liability hereunder (other than indefeasible payment in full of the Guaranteed Obligations).

Section 4. Action with Respect to Guaranteed Obligations. The Lender may, at any time and from time to time, without the consent of, or notice to, the Guarantor, and without discharging the Guarantor from its obligations hereunder, take any and all actions described in Section 3 of this Guaranty Agreement and may otherwise: (a) only to the extent Borrower agrees in writing, amend, modify, alter or supplement the terms of any of the Guaranteed Obligations, including, but not limited to, extending or shortening the time of payment of any of the Guaranteed Obligations or modifying the amount of any of the Guaranteed Obligations; (b) release any other person liable in any manner for the payment or collection of the Guaranteed Obligations; (c) exercise, or refrain from exercising, any rights against the Borrower or any other person; and (d) apply any sum, by whomsoever paid or however realized, to the Guaranteed Obligations in accordance with the terms of the Purchase Agreement.

Section 5. Representations and Warranties. The Guarantor hereby makes the following representations and warranties to the Lender:

(a)     The Guarantor has the right and power, and has taken all necessary action to authorize the execution and delivery of this Guaranty Agreement and to perform its obligations hereunder in accordance with its terms. This Guaranty Agreement has been duly executed and delivered by a duly authorized officer of the Guarantor and this Guaranty Agreement is a legal, valid and binding obligation of the Guarantor enforceable against it in accordance with its terms except as the enforceability thereof may be limited by bankruptcy, reorganization, moratorium, insolvency or similar laws affecting creditors rights generally and by general principles of equity, regardless of whether enforcement is sought pursuant to a proceeding in equity or at law.

(b)     The execution, delivery and performance of this Guaranty Agreement does not and will not, by the passage of time, the giving of notice, or both: (i) require any governmental approval or violate any law relating to the Guarantor; (ii) conflict with, result in a breach of or constitute a default under the organizational documents of the Guarantor, or any agreement or other instrument to which the Guarantor is a party or by which it or any of its respective properties may be bound; or (iii) result in or require the creation or imposition of any Lien upon or with respect to any property now owned or hereafter acquired by Guarantor other than in favor of the Lender.

(c)     No action, suit, proceeding, governmental investigation or arbitration, at law or in equity, or before or by any governmental authority, is pending, or to the knowledge of the Guarantor, threatened against the Guarantor or any of its property which will materially adversely affect the ability of the Guarantor to perform its obligations under this Guaranty Agreement.

Section 7. Covenants. The Guarantor hereby covenants and agrees to the following:

Except as otherwise permitted under the Purchase Agreement and the Ancillary Agreements, the Guarantor will maintain its corporate existence and will not enter into any merger or consolidation, or liquidate, wind-up or dissolve (or suffer any liquidation or dissolution), or convey, lease, sell, transfer or otherwise dispose of, in one transaction or series of transactions all of its business or property; provided, however, that Guarantor may enter into any merger or consolidation, or sell, transfer or otherwise dispose of all of its business or property so long as the purchaser of Guarantor's assets, or party to such merger or consolidation, as applicable, agrees to assume Guarantor's obligations hereunder and is at least as creditworthy as Guarantor.

Section 8. Waiver. Subject to Section 2, the Guarantor, to the fullest extent permitted by law, hereby waives notice of acceptance hereof or any presentment, demand, protest or notice of any kind (unless expressly provided for in the Note), and any other act or thing, or omission or delay to do any other act or thing, which in any manner or to any extent might vary the risk of the Guarantor or which otherwise might operate to discharge the Guarantor from its obligations hereunder. The Guarantor agrees that the Lender shall have no obligation to marshal any assets in favor of the Guarantor or against, or in payment of, any or all of the Guaranteed Obligations. The Guarantor acknowledges that it will receive direct and indirect benefits from the arrangements contemplated herein and that the waivers set forth in this Section 8 are knowingly made in contemplation of such benefits. The Guarantor hereby waives any right to revoke this Section 8, and acknowledges that this Section 8 is continuing in nature and applies to all Guaranteed Obligations, whether existing now or in the future.

Section 9. Inability to Accelerate. If the Lender is prevented by law or otherwise from demanding or accelerating payment of any of the Guaranteed Obligations by reason of any automatic stay or otherwise, subject to the conditions set forth in Section 2, the Lender shall be entitled to receive from the Guarantor the sums which otherwise would have been due had such demand or acceleration occurred.

Section 10. Reinstatement of Guaranteed Obligations. This Guaranty Agreement shall in all respects be a continuing and irrevocable guaranty and (a) shall remain in full force and effect until the indefeasible payment in full and in cash of the Guaranteed Obligations, (b) be binding upon the Guarantor, its successors and assigns and (c) inure to the benefit of and be enforceable by the Lender and its successors, pledgees, transferees and assigns. If claim is ever made on the Lender for repayment or recovery of any amount or amounts received in payment or on account of any of the Guaranteed Obligations, and the Lender repays all or part of said amount by reason of (a) any judgment, decree or order of any court or administrative body of competent jurisdiction, or (b) any settlement or compromise of any such claim effected by the Lender with any such claimant (including, without limitation, the Borrower or a trustee in bankruptcy for the Borrower), then and in such event the Guarantor agrees that any such judgment, decree, order, settlement or compromise shall be binding on it, notwithstanding any revocation hereof or the cancellation of this Guaranty Agreement, or any other instrument evidencing any liability of the Borrower, and the Guarantor shall be and remain liable to the Lender for the amounts so repaid or recovered to the same extent as if such amount had never originally been paid to the Lender and the Guarantor’s obligations and liabilities to the Lender under this Guaranty Agreement shall be reinstated to such extent and this Guaranty Agreement shall remain in full force and effect (or shall be reinstated) to such extent.

Section 11. Subrogation. Upon the making by the Guarantor of any payment hereunder for the account of the Borrower, the Guarantor shall be subrogated to the rights of the Lender against the Borrower; provided, however, that the Guarantor shall not enforce any right or receive any payment by way of subrogation or otherwise take any action in respect of any other claim or cause of action the Guarantor may have against the Borrower arising by reason of any payment or performance by the Guarantor pursuant to this Guaranty Agreement, unless and until all of the Guaranteed Obligations have been indefeasibly paid and performed in full. If any amount shall be paid to the Guarantor on account of or in respect of such subrogation rights or other claims or causes of action in violation of the immediately preceding sentence, the Guarantor shall receive such amount in trust for the benefit of the Lender, segregated from other funds of the Guarantor, and shall, upon its receipt thereof, pay such amount to the Lender to be credited and applied against the Guaranteed Obligations, whether matured or unmatured or to be held by the Lender as collateral security for any Guaranteed Obligations existing.

Section 12. Payments Free and Clear. All sums payable by the Guarantor hereunder, shall be paid in full, without set-off or counterclaim or any deduction or withholding whatsoever (including any taxes), and if the Guarantor is required by Law or by any Governmental Authority to make any such deduction or withholding, the Guarantor shall pay to the Lender such additional amount as will result in the receipt by the Lender of the full amount payable hereunder had such deduction or withholding not occurred or been required..

Section 13. Information. The Guarantor assumes all responsibility for being and keeping itself informed of the financial condition of the Borrower, and of all other circumstances bearing upon the risk of nonpayment of any of the Guaranteed Obligations and the nature, scope and extent of the risks that the Guarantor assumes and incurs hereunder, and agrees that the Lender shall not have any duty whatsoever to advise the Guarantor of information regarding such circumstances or risks.

Section 14. Subordination. The Guarantor hereby subordinates any and all indebtedness of the Borrower now or hereafter owed to the Guarantor to all of the Borrower’s obligations to the Lender, and agrees with the Lender that, from and after the occurrence of an Event of Default (as defined in the Note) and for so long as such Event of Default exists, the Guarantor shall not demand or accept any payment of principal or interest from the Borrower, shall not claim any offset or other reduction of the Guarantor’s liability hereunder because of any such indebtedness and shall not take any action to obtain any of the security for the Guaranteed Obligations; provided, however, that if the Lender so requests, such Indebtedness shall be collected, enforced and received by the Guarantor as trustee for the Lender and be paid over to the Lender on account of the Obligations of the Borrower to the Lender, but without reducing or affecting in any manner the liability of the Guarantor under the other provisions of this Guaranty Agreement.

Section 15. Governing Law; Consent to Jurisdiction; Waiver of Jury Trial. THIS AGREEMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES THAT WOULD RENDER SUCH CHOICE INEFFECTIVE. EACH PARTY IRREVOCABLY CONSENTS TO THE EXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK SITTING IN NEW YORK COUNTY OR THE COMMERCIAL DIVISION, CIVIL BRANCH OF THE SUPREME COURT OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY AND ANY APPELLATE COURT FROM ANY THEREOF, FOR ANY ACTIONS, SUITS OR PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT. TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ALL RIGHT OF TRIAL BY JURY IN ANY ACTION, PROCEEDING, OR COUNTERCLAIM RELATING TO, ARISING OUT OF, OR IN CONNECTION WITH, THIS AGREEMENT, THE PURCHASE AGREEMENT OR THE ANCILLARY AGREEMENTS, OR ANY MATTER ARISING HEREUNDER OR THEREUNDER.

Section 16. Waiver of Remedies. No failure on the part of the Lender to exercise, and no delay in exercising, any right hereunder or under the Note shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right. The rights and remedies of the Lender provided herein and in the Note are cumulative and are in addition to, and not exclusive of, any other rights or remedies provided by law. The rights of the Lender under the Note against any party thereto are not conditional or contingent on any attempt by the Lender to exercise any of its rights under any other document against such party or against any other Person.

Section 17. Termination. This Guaranty Agreement shall remain in full force and effect with respect to the Guarantor until indefeasible satisfaction and payment in full of the Guaranteed Obligations and the termination or cancellation of the Note in accordance with its terms.

Section 18. Successors and Assigns. Each reference herein to the Lender shall be deemed to include its successors and assigns (including, but not limited to, any holder of the Guaranteed Obligations) in whose favor the provisions of this Guaranty Agreement also shall inure, and each reference herein to the Guarantor shall be deemed to include the Guarantor’s successors and assigns, upon whom this Guaranty Agreement also shall be binding. The Lender may not assign or transfer its rights hereunder to any person without the prior written consent of the Guarantor and any such assignment or other transfer to which the Guarantor has not so consented shall be null and void; provided, however that Lender may assign or otherwise transfer its rights to a purchaser of the Note after the occurrence of an Event of Default (as such term is defined in the Note) without having obtained Guarantor's written consent. The Guarantor may not assign or transfer its obligations hereunder to any person without the prior written consent of the Lender and any such assignment or other transfer to which the Lender has not so consented shall be null and void.

Section 20. Amendments. No amendment of any provision of this Guaranty Agreement shall be effective unless it is in writing and signed by the Lender and the Guarantor, and no waiver of any provision of this Guaranty Agreement, and no consent to any departure by the Guarantor therefrom, shall be effective unless it is in writing and signed by the Lender, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

Section 21. Notices. Except as otherwise provided herein, whenever it is provided herein that any notice, demand, request, consent, approval, declaration or other communication shall or may be given to or served upon any of the parties by any other party, or whenever any of the parties desires to give or serve upon any other party any other communication with respect to this Guaranty Agreement, each such notice, demand, request, consent, approval, declaration or other communication shall be in writing and shall be delivered in the manner set forth in Section 7.2 of the Purchase Agreement. Any such notice, demand, request, consent, approval, declaration or other communication to the Lender or to the Guarantor shall be to the applicable address set forth in Section 7.2 of the Purchase Agreement.

Section 22. Severability. Any provision of this Guaranty Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or thereof or affecting the validity or enforceability of such provision in any other jurisdiction.

Section 24. Headings. Section headings used in this Guaranty Agreement are for convenience only and shall not affect the construction of this Guaranty Agreement.

Section 25. Limitation of Liability. Neither the Lender, nor any Affiliate, officer, director, employee, attorney, or agent of the Lender, shall have any liability with respect to, and the Guarantor hereby waives, releases, and agrees not to sue any of them upon, any claim for any special, indirect, incidental, or consequential damages suffered or incurred by the Guarantor in connection with, arising out of, or in any way related to, this Guaranty Agreement, the Note, or any of the transactions contemplated by this Guaranty Agreement, or the Note. The Guarantor hereby waives, releases, and agrees not to sue the Lender or any of its Affiliates, officers, directors, employees, attorneys, or agents for punitive damages in respect of any claim in connection with, arising out of, or in any way related to, this Guaranty Agreement, the Note or any Ancillary Agreement, or any of the transactions contemplated thereby.

Section 26. Counterparts. This Guaranty Agreement may be executed in any number of counterparts and by the different parties hereon on separate counterparts, each of which shall be deemed an original, but all of such counterparts shall constitute one and the same agreement. Any such counterpart may be delivered by facsimile, email or similar electronic transmission and shall be deemed the equivalent of an originally signed counterpart and shall be fully admissible in any enforcement proceedings regarding this Guaranty Agreement.

[Signature page follows.]

IN WITNESS WHEREOF, the Guarantor has duly executed and delivered this Guaranty Agreement as of the date and year first written above.

U.S. GEOTHERMAL INC., as Guarantor

By:
Name:
Title:

Agreed and accepted:

ENBRIDGE (U.S.) INC., as Lender

By:
Name: Vern D. Yu
Title: Assistant Treasurer